STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

Supplement dated May 1, 2018 to the Prospectus dated May 1, 2018

Disclosure Related to the State Street Total Return V.I.S. Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGES TO

PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND PORTFOLIO MANAGERS

At a meeting held on April 5, 2018, the Board of Directors of State Street Variable Insurance Series Funds, Inc. approved changes to the Fund’s principal investment strategies. These changes will become effective on or about August 1, 2018 (the “Effective Date”). On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund. The following is a brief summary of the changes that are anticipated to take effect on or after the Effective Date. The Fund may make changes to the proposed revised strategies prior to implementation. Please refer to the New Prospectus, once available, for a complete discussion of the Fund’s principal investment strategies and principal risks after the Effective Date.

The Fund’s management fee and investment objective will not change. The Fund will continue to seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. The Fund will continue to invest in a mix of asset classes, including equity and fixed income.

On the Effective Date, the Fund will begin to implement its new investment strategy (the “New Strategy”) to invest across a broader spectrum of asset classes, which will include emerging markets securities, equity securities of foreign (non-U.S.) small-capitalization companies, debt issued by foreign (non-U.S.) sovereign entities, high yield debt, real estate investment trusts (“REITs”) and commodities. In particular, the Fund plans to invest in the following broad asset classes: (1) U.S. equity securities; (2) developed foreign (non-U.S.) markets equity securities; (3) emerging markets equity securities; (4) fixed income; and (5) alternative investments. The Fund’s investment adviser, SSGA Funds Management, Inc. (“SSGA FM”), will set target weightings for the Fund’s asset allocations and tactically adjust those weightings with a goal of meeting the Fund’s objective. Currently, most of the Fund’s assets are managed using indexing investment approaches designed to track the performance of specified broad-based indexes. Under the New Strategy, SSGA FM may, primarily for the equity-related asset classes utilize a quantitative portfolio optimization process for the selection and weighting of securities designed to balance active return and risk versus a specified broad-based index. In addition, as an alternative to investing directly in securities representing an asset class described above, the Fund will be permitted to obtain exposure to the asset class indirectly through investment in affiliated and unaffiliated investment vehicles, including other mutual funds and exchange-traded funds managed by SSGA FM or its affiliates or third parties, as well as through derivative transactions, including futures contracts, options and swaps.

In connection with the implementation of the New Strategy, the Fund will become subject to certain new principal risks, including high yield securities risk, REIT-specific risk and commodities risk. Investors should also be aware that, during the Fund’s transition to the New Strategy, certain of the Fund’s holdings may represent a greater or lesser proportion of the Fund’s overall net assets than is intended to be the case, under normal conditions, once the New Strategy is fully implemented. As a result, during this transition period, the Fund may experience performance that is not reflective of the performance expected based on full implementation of the New Strategy. There is the risk that, during such transition period, the Fund could experience losses greater than, or gains less than, the losses or gains that would otherwise be incurred if the New Strategy was fully implemented.

It is anticipated that, beginning on the Effective Date, the new portfolio managers of the Fund will be Michael O. Martel, Timothy Furbush, and Jeremiah K. Holly, members of SSGA FM’s Investment Solutions Group.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE